Power of Attorney

I, Eileen Cloherty, in my capacity as Chief Accounting Officer and Controller of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 2, 2025 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Eileen Cloherty	Chief Accounting Officer and Controller	April 2, 2025
Eileen Cloherty

Power of Attorney

I, Aimee DeCamillo, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 2, 2025 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Aimee DeCamillo	Director	April 2, 2025
Aimee DeCamillo

Power of Attorney

I, Dara Gough, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 2, 2025 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Dara Gough	Director	April 2, 2025
Dara Gough

Power of Attorney

I, Alex Silva, in my capacity as Chief Financial Officer of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 2, 2025 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Alex Silva	Chief Financial Officer	April 2, 2025
Alex Silva